Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-A

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 02/15/2005


Blended Coupon 7.4063%


Excess Protection Level
3 Month Average   4.75%
February, 2001   7.19%
January, 2001   6.76%
December, 2000   0.30%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.67%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,724,177,938.56